Exhibit 10.01

[DATE]

Curative Biotechnology, Inc.

Attn: I. Richard Garr, President

1825 NW Corporate Blvd.

Boca Raton, FL 33431

Email: [*]

Re:	Curative Biotechnology, Inc. - Subscription for Shares of Common Stock

Ladies and Gentlemen:

The undersigned hereby acknowledges and agrees to the following:

1. The undersigned hereby subscribes for [*] Units, with each Unit consisting of: (i) [●] shares of Common Stock (“Shares”), and [●] Warrants (as defined below) (the Shares and Warrants are collectively referred to as a “Unit”), of Curative Biotechnology, Inc., a Florida corporation (the “Corporation”), at a price per Unit of $[*] and an aggregate purchase price of [●], in cash;

2. The undersigned (a) has a preexisting personal or business relationship with the Corporation or one or more of its officers or directors, and (b) by reason of the undersigned’s business or financial experience, or by reason of the business or financial experience of the undersigned’s financial advisor who is not affiliated with, and who is not compensated directly or indirectly by, the Corporation or any affiliate or selling agent of the Corporation, the undersigned is capable of evaluating the risks and merits of an investment in the Units and or protecting the undersigned’s own interests in connection with the Units;

3. All of the Units so received will be taken by the undersigned for its own account as an investment and not with a view to the distribution thereof;

4. The undersigned represents and warrants that (i) it is an accredited investor pursuant to Rule 501 of Regulation D and (ii) it and its agents or representatives have had access to the Corporation’s officers for the purpose of asking questions which the undersigned deems necessary or advisable and that such questions have been answered to the satisfaction of the undersigned. The undersigned further warrants that the decision to enter into this Agreement has been solely based on the undersigned’s independent evaluation of the transactions contemplated hereby and that neither the Corporation, nor its employees, officers, or representatives have made any representations or warranties with regard to the Corporation, its securities, or its prospects.

5. It is understood that the Corporation will issue the Units without their registration under the Securities Act of 1933, as amended (the “Act”); therefore, the Shares or Warrants may not be resold or transferred unless they are registered under the Act or unless an exemption from registration is available. The undersigned acknowledges that there are substantial restrictions on the transferability of the Shares and Warrants and accordingly, it may not be possible for the undersigned to liquidate an investment in the Corporation;

6. On the date hereof, the Corporation shall issue to the undersigned or its assigns, a warrant in substantially the same form as attached hereto as Exhibit A (“Warrant”). The Warrant will allow the holder to purchase up to [*] shares of Common Stock of the Corporation at an exercise price of $[*] per share, with a term of three (3) years from issuance.

7. If, at any time the Shares are not subject to an effective registration statement and the Corporation shall determine to prepare and file with the Securities and Exchange Commission (the “Commission”), a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than the first registration statement filed with the Commission after the date hereof, or on any Form S-4 or Form S-8 or (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Corporation’s stock option or other employee benefit plans, then the Corporation shall deliver to the undersigned, a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, the undersigned shall so request in writing, the Corporation shall include in such registration statement all or any part of such Shares the undersigned requests to be registered; provided, however, that the Corporation shall not be required to register any Shares pursuant that are eligible for resale pursuant to Rule 144 (without volume restrictions or current public information requirements) or that are the subject of a then effective registration statement that is available for resales or other dispositions by the undersigned.

8. The undersigned hereby covenants and agrees that the undersigned will, from time to time if requested by the Corporation or its successors or assigns, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, to the Corporation or it successors or assigns, such and all further acts, transfers, assignments, deeds, powers and assurances of title, and additional papers and instruments, and cause to be done all acts or things as often as may be proper or necessary for better conveying, transferring and assigning of all of the property hereby conveyed, transferred or assigned, and effectively to carry out the intent hereof, and to vest in the entire right, title and interest of the undersigned in and to all of the said property, and the undersigned will warrant and defend the same to the Corporation or its successors or assigns, forever against all claims or demands whatsoever.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed and delivered as of the date first above written.

Very truly yours,

By:
[Investor Name]

Acknowledged and accepted by:

By:
[_________________]
[*], Curative Biotechnology, Inc.